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                                                                     Rule 497(d)
                                                              File No. 333-49516

   Supplement dated March 22, 2001 to the Prospectus dated November 15, 2000

                                  Nuveen Unit
                              Trusts, Series 109
               Nuveen Nasdaq-100 Index Portfolio, November 2000
          Nuveen-Dow Jones Global Titans/SM/ Portfolio, November 2000

The maximum transactional sales charge for the Portfolios is a fixed dollar amount of $0.45 per Unit. The maximum transactional sales charge is reduced in accordance with the schedule provided in the Prospectus. The maximum dealer concession for the Portfolios is a fixed dollar amount of $0.35 per Unit, and is reduced in accordance with the schedule provided in the Prospectus. Previously, the maximum transactional sales charge could not exceed 5.95% of the Public Offering Price, and the maximum dealer concession could not exceed 4.279% of the Public Offering Price. Notwithstanding anything to the contrary in the Prospectus or any previous supplements, the maximum transactional sales charge and the total maximum sales charge (including the Creation and Development Fee
Cap) may not exceed 6.5% of the Public Offering Price, and the maximum dealer concession may not exceed 5.056% of the Public Offering Price.

    This supplement shall serve to replace all previous supplements to the
                                  Prospectus.

                        Please Retain for Your Records.